UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2024

NOCTURNE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40259	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 25739, Santa Ana, CA 92799

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 935-0312

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value and one right	MBTCU	The Nasdaq Stock Market LLC
Ordinary shares included as part of Units	MBTC	The Nasdaq Stock Market LLC
Rights included as part of the Units	MBTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K is being filed solely to correct an inadvertent typo in the first parenthetical of the last sentence of the section titled “Item 5.07. Submission of Matters to a Vote of Security Holders” in the Current Report on Form 8-K (the “Original 8-K”) filed by Nocturne Acquisition Corporation (the “Company”) on January 4, 2024 to correctly report the percentage of the Company’s outstanding public shares represented by a redemption of public shares for a pro rata portion of funds in the Company’s trust account. The Original 8-K announced, among other things, the results of the stockholder vote at the Company’s recently held extraordinary general meeting approving the amendment to the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate its initial business combination. With the exception of this correction, there are no other changes or modifications to the Original 8-K. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

In connection with the Meeting, shareholders holding 332,591 public shares (representing approximately 18.0% of the Company’s outstanding public shares and approximately 6.4% of the Company’s outstanding ordinary shares generally as of the Record Date) exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCTURNE ACQUISITION CORPORATION

By:	/s/ Henry Monzon
	Name:	Henry Monzon
	Title:	Chairman and Chief Executive Officer

Dated: January 9, 2024

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